                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

                                        [LOGO]


                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD ON MAY 14, 1998

To the Stockholders:

            Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Summit Design, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 14, 1998 at 2:00 p.m., local time, at the Embassy Suites, 9000 S.W. Washington Square Road, Tigard, Oregon 97223, for the following purposes:

           1. To elect one Class I director to serve for a term of three years.

           2. To approve an amendment to the Company's 1994 Stock Plan to increase the number of shares reserved for issuance thereunder by 500,000 shares and to approve the material terms of the 1994 Stock Plan solely for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

           3. To approve an amendment to the Company's 1996 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 235,000 shares.

           4. To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the fiscal year ending December 31, 1998.

           5. To transact such other business as may properly come before the meeting or any adjournment thereof.

           The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on March 27, 1998 are entitled to notice of, and to vote at, the Annual Meeting.

           All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

                                         By Order of the Board of Directors


                                         /s/ C. Albert Koob

                                         C. Albert Koob
                                         VICE PRESIDENT, CHIEF FINANCIAL
                                         OFFICER AND SECRETARY

Beaverton, Oregon
April 13, 1998

-------------------------------------------------------------------------------
IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

                                SUMMIT DESIGN, INC.

                       --------------------------------------

                                   PROXY STATEMENT
                                         FOR
                         1998 ANNUAL MEETING OF STOCKHOLDERS

                       --------------------------------------

                                  PROCEDURAL MATTERS

GENERAL

           The enclosed Proxy is solicited on behalf of the Board of Directors of Summit Design, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 14, 1998 at 2:00 p.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Embassy Suites, 9000 S.W. Washington Square Road, Tigard, Oregon 97223. The telephone number at that location is (503) 644-4000. The Company's principal executive offices are located at 9305 S.W. Gemini Drive, Beaverton, Oregon 97008. The Company's telephone number at that location is (503) 643-9281.

           This Proxy Statement and the enclosed proxy card were mailed on or about April 13, 1998, together with the Company's 1997 Annual Report to Stockholders, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE

           Stockholders of record at the close of business on March 27, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 14,736,496 shares of the Company's common stock, $0.01 par value (the "Common Stock"), were issued and outstanding and entitled to be voted at the Annual Meeting. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Security Ownership of Certain Beneficial Owners and Management." The closing price of the Company's Common Stock on the Nasdaq National Market on the Record Date was $14.38 per share.

REVOCABILITY OF PROXIES

           Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy, or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

           Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

           The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Skinner & Co. to assist in the solicitation of proxies for the Annual Meeting. The estimated cost of such services is $2,500, plus reimbursement of reasonable out-of-pocket expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

           The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. The Company intends to include abstentions and broker non-votes as present for purposes of establishing a quorum for the transaction of business, to include abstentions as shares entitled to vote and to exclude broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

           Any proposal of a stockholder of the Company which is intended to be presented by such stockholder at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than December 13, 1998 in order for such proposal to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

           In addition, the Company's Bylaws provide that stockholders intending to nominate candidates for election as directors or to bring business before an annual meeting of stockholders which were not included in the Company's proxy statement must deliver the prescribed notice and information to the Secretary of the Company not less than 60 days nor more than 90 days prior to the annual meeting. However, the Bylaws also provide that, where less than 70 days notice or prior public disclosure of the date of the stockholders' meeting is given, advance notice of stockholder nominations for the election of directors or business to be brought before the annual meeting must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his or her proposal at such meeting, the Company need not present the proposal for a vote at such meeting.

                                 PROPOSAL NO. 1
                          ELECTION OF CLASS I DIRECTOR

DIRECTORS AND NOMINEE FOR CLASS I DIRECTOR

           The Company's Board of Directors currently consists of five members who are divided into three classes serving staggered terms. Class I consists of one director, and Class II and Class III consist of two directors each. The Class I director will be elected at the Annual Meeting for a term of three years.

           The Board of Directors has selected the nominee listed below to be re-elected at the Annual Meeting as the Class I director. Unless otherwise instructed, the proxy holders will vote the proxies received by them for this nominee. In the event that the nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy; however, the Company has no reason to believe that the listed nominee will be unable or decline to serve as a director. The director elected at this Annual Meeting will serve until the term of that director's class expires in 2001 or until such director's successor has been elected and qualified.

           The name of the nominee for Class I director and the names of each of the other directors of the Company whose term of office continues after the Annual Meeting, their ages as of March 27, 1998, and certain other related information are set forth below. There are no family relationships between any director, executive officer or the nominee.

                      NAME                                      AGE     POSITION WITH THE COMPANY
--------------------------------------------------------        ---     -------------------------
NOMINEE FOR CLASS I DIRECTOR FOR A TERM EXPIRING IN 2001         54     Director
Steven P. Erwin ........................................

CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 1999
William V. Botts .......................................         62     Director
Barbara M. Karmel, Ph.D.................................         65     Director

CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2000
Amihai Ben-David .......................................         48     Director
Larry J. Gerhard .......................................         57     Chairman of the Board, President
                                                                        and Chief Executive Officer

           Steven P. Erwin, who has served as a director since May 1997, will stand for re-election at the Annual Meeting. Mr. Erwin has served as Executive Vice President and Chief Financial Officer of Foundation Health Systems, Inc., a managed health care company, since March 1998. Mr. Erwin was Executive Vice President and Chief Financial Officer of U.S. Bancorp, Portland, Oregon from July 1994 to July 1997. Prior to that time, Mr. Erwin served as Treasurer of BayBanks, Inc., Boston, Massachusetts from November 1987 until July 1994.

           William V. Botts has served as a director of the Company since May 1997. Mr. Botts has been the Interim Chief Executive Officer of California Lifestyles, Inc., a footwear company, since August 1997. Mr. Botts served as Chief Executive Officer of Hard Candy, Inc., a cosmetics company, from March 1996 to March 1997. From June 1993 to March 1996, Mr. Botts was the owner and President of WV Associates, a consulting firm for mergers, acquisitions, business turnarounds and strategic planning. From October 1992 to June 1993, Mr. Botts served as President and Chief Executive Officer of Aurora Electronics, Inc., a semiconductor company. From March 1992 to September 1992, Mr. Botts served as President and Chief Executive Officer of Micro-C Corporation, a semiconductor company that was acquired by Aurora Electronics, Inc. Mr. Botts served as President and Chief Executive Officer of Vertex Design Systems, Inc., a computer software company, from September 1988 to March 1992 and as Chairman of the Board, Chief Executive Officer and President of EI International, Inc., a computer systems, software and consulting company, from April 1978 to January 1988. Prior to that time, Mr. Botts was a divisional Vice President of Rockwell International Corporation. Mr. Botts is currently a director of XLNT Corporation.

           Barbara M. Karmel, Ph.D. has served as a director of the Company since May 1997. Dr. Karmel has been President of The Reed Company, a management consulting firm, since 1982. Prior to that time, she served as a professor of management in the business schools at Oregon State University, University of Wisconsin-Madison, and the Atkinson Graduate School of Management at Willamette University. She currently is a member of the board of Oregon Enterprise Forum and Oregon Independent Colleges Foundation. Dr. Karmel has previously served as a member of the Board of Directors of U.S. Bancorp and United States National Bank of Oregon, and as Commissioner of Portland Development Commission, Director and Vice President-Small Business for the Portland Metropolitan Chamber of Commerce and a member of the board of the Academy of Management.

           Amihai Ben-David has served as a director of the Company since January 1994. He has been the founder, Chief Executive Officer and Chairman of DCL Technologies Ltd., a public company located in Israel and traded on the Tel-Aviv Stock Exchange, since May 1982. DCL Technologies Ltd. specializes in the development of high technology companies in the areas of communications, computer telephony, expert systems and electronic design automation. From January 1991 until the acquisition of SEE Technologies Software Environment for Engineers Ltd. ("SEE Technologies") by the Company in February 1994, Mr. Ben-David was Chairman of the Board of SEE Technologies.

           Larry J. Gerhard has served as President, Chief Executive Officer and a director of the Company since January 1993 and was elected Chairman of the Board in May 1996. From November 1991 to November 1992, Mr. Gerhard was the President and Chief Executive Officer of Enterprise Communications and Computing Inc., a communications products provider for the Unix-based virtual mainframe market. Mr. Gerhard was the President and Chief Executive Officer of Ventura Software, Inc., a desktop publishing company and a wholly-owned subsidiary of Xerox Corporation from November 1989 to November 1991. Prior to that time, Mr. Gerhard was employed for nine years with Decision Data, Inc., a supplier of peripherals and applications software for IBM System 3X and AS400, including the last three years as President and Chief Executive Officer.

BOARD MEETINGS AND COMMITTEES

           The Board of Directors of the Company held a total of fifteen meetings during fiscal 1997. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of the committees upon which he or she served. Certain matters were approved by the Board of Directors and its committees by unanimous written consent. The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee.

           The Audit Committee, which currently consists of Mr. Erwin and Dr. Karmel, is responsible for (i) recommending engagement of the Company's independent accountants, (ii) approving the services performed by such accountants, (iii) consulting with such accountants and reviewing with them the results of their examinations, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held three meetings during fiscal 1997.

           The Compensation Committee, which currently consists of Mr. Ben-David and Mr. Botts, is responsible for (i) reviewing and approving the compensation and benefits for the Company's officers and other employees,
(ii) administering the Company's stock option plans and (iii) making recommendations to the Board of Directors regarding such matters. The Compensation Committee held six meetings during fiscal 1997.

DIRECTOR COMPENSATION

           All non-employee directors receive $20,000 per year and $1,000 per meeting (excluding committee meetings) as compensation for their services as members of the Board of Directors. Members are also reimbursed for all travel and related expenses incurred in connection with attending Board and committee meetings.

           In addition, non-employee directors are eligible to receive option grants under the Company's 1996 Director Option Plan (the "Director Plan"), under which 150,000 shares of Common Stock have been reserved for issuance. The Director Plan provides for an automatic grant of an option to purchase

10,000 shares of Common Stock on the date on which a person first becomes a non-employee director. Thereafter, he or she will automatically be granted an additional option to purchase 10,000 shares on the date of the annual meeting of each subsequent year, provided he or she is then a non-employee director and provided further, that on such date he or she has served on the Board for at least six months. The first option granted to a director pursuant to the Director Plan vests twelve months after the date of grant, except for Mr. Erwin's which vests one business day prior to the Company's first annual meeting after the grant date. All subsequent options vest and become exercisable on the earlier of (i) 12 months after the date of the grant or (ii) one business day prior to the date of the Company's first annual meeting after the grant date. Vesting of the options is subject to the optionee continuing to serve as a director on the vesting date. Mr. Ben-David, Mr. Botts, Mr. Erwin and Dr. Karmel were each granted 10,000 options in May 1997 at an exercise price of $9.125 per share. Mr. Ben-David, Mr. Botts, Dr. Karmel and Mr. Erwin, subject to his re-election, are eligible to receive future option grants pursuant to the Director Plan.

REQUIRED VOTE

           The nominee for Class I director receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors. Votes withheld are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they otherwise have no legal effect under Delaware law.

-------------------------------------------------------------------------------

RECOMMENDATION: THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MR. ERWIN.

-------------------------------------------------------------------------------

                                    PROPOSAL NO. 2
                             AMENDMENT TO 1994 STOCK PLAN

GENERAL

           The Company's 1994 Stock Plan was adopted by the Board of Directors and approved by the Company's stockholders in January 1994 and provides for the granting to employees (including officers and employee directors) of the Company of incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and for the granting to employees and consultants of the Company of nonstatutory stock options. A total of 2,322,000 shares of Common Stock has been reserved for issuance under the 1994 Stock Plan and, as of March 27, 1998, a total of 36,904 shares remained available for future grant.

           In 1993, Section 162(m) was added to the Code. Section 162(m) may limit the Company's ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to the Company's Chief Executive Officer and its four other highest paid executive officers in any one fiscal year. Grants under the 1994 Stock Plan will not be subject to the deduction limit if the stockholders approve the material terms of the 1994 Stock Plan, including the option grant limitations described below, for the purposes of Section 162(m) of the Code.

PROPOSAL

           In March 1998, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1994 Stock Plan to increase the number of shares reserved for issuance by an additional 500,000 shares of Common Stock, for an aggregate of 2,822,000 shares reserved for issuance thereunder. This amendment will enable the Company to continue to grant options to eligible employees and consultants under the terms and conditions of the 1994 Stock Plan.

           The Board of Directors is also seeking stockholder approval of the material terms of the 1994 Stock Plan, including, but not limited to, the share limitations for purposes of Section 162(m) of the Code only.

           The Board of Directors believes that the approval of the amendment to the 1994 Stock Plan and the material terms of the 1994 Stock Plan for purposes of Section 162(m) of the Code is in the best interests of the Company and its stockholders, as the availability of an adequate number of shares for issuance under the 1994 Stock Plan and the ability to grant stock options are important factors in attracting, motivating and retaining qualified personnel essential to the success of the Company, as is the ability of the Company to deduct compensation.

REQUIRED VOTE

           The affirmative vote by the holders of a majority of the Common Stock present in person or represented by proxy and entitled to vote on the subject matter is required to approve (i) the amendment to the 1994 Stock Plan and (ii) the material terms of the 1994 Stock Plan for the purposes of
Section 162(m) of the Code only.

-------------------------------------------------------------------------------

RECOMMENDATION: THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1994 STOCK PLAN AND APPROVAL OF THE MATERIAL TERMS OF THE 1994 STOCK PLAN.

-------------------------------------------------------------------------------

SUMMARY OF THE 1994 STOCK PLAN

           The following summary of the 1994 Stock Plan is qualified in its entirety by the specific language of the 1994 Stock Plan, a copy of which is available to any stockholder upon written request to the Secretary of the Company.

           PURPOSE. The purposes of the 1994 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

           ADMINISTRATION. The 1994 Stock Plan may be administered by the Board of Directors or a committee of the Board of Directors (the
"Administrator"), which committee is required to be constituted to comply with Section 16(b) of the

Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable laws. Subject to the other provisions of the 1994 Stock Plan, the Administrator has the power to determine the employees and consultants to whom options may be granted, the number of shares subject to the option and the exercisability thereof. The Administrator also has the power to reprice options if the exercise price of outstanding options exceeds the fair market value of the Company's Common Stock.

           ELIGIBILITY; LIMITATIONS. The 1994 Stock Plan provides that nonstatutory stock options may be granted to employees and consultants. Incentive stock options may be granted only to employees. An optionee who has been granted an option may, if he or she is otherwise eligible, be granted additional options.

           Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers of the Company. To maximize the Company's deduction attributable to options granted to such persons, the 1994 Stock Plan provides that no employee may be granted, in any fiscal year, options to purchase more than 500,000 shares of Common Stock.

           TERMS AND CONDITIONS OF OPTIONS. Each option granted under the 1994 Stock Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

                (a) Exercise Price. The Administrator determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, the exercise price of an incentive stock option must not be less than 100% (110% if issued to any person possessing more than 10% of the voting power of all classes of stock of the Company (a "10% Stockholder")) of the fair market value of the Common Stock on the date the option is granted. For so long as the Company's Common Stock is traded on the Nasdaq National Market, the fair market value of a share of Common Stock will be the closing sales price for such stock (or the closing bid if no sales were reported) on the last trading day prior to the date of grant as quoted on such system.

                (b) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are to be determined by the Administrator. Options granted under the 1994 Stock Plan to date generally become exercisable over four years at a rate of one-fourth of the shares subject to the options at the end of one year from the date of grant and 1/48th at the end of each month thereafter and have a ten-year term. The maximum term of an option granted to a 10% Stockholder is five years. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and by tendering full payment of the purchase price to the Company.

                (c) Form of Consideration. The consideration to be paid for the shares of Common Stock issued upon exercise of an option shall be determined by the Administrator and is set forth in the stock option agreement. Such form of consideration may vary for each option, and may consist entirely of cash, check, promissory note, other shares of the Company's Common Stock, any combination thereof, or any other legally permissible form of consideration as may be provided in the stock option agreement.

                (d)  Termination of Employment.   In the event an optionee's
continuous status as an employee or consultant terminates for any reason (other than upon the optionee's death or disability), the optionee may exercise his or her option within such period of time as is specified in such optionee's stock option agreement but only to the extent that the optionee was entitled to exercise the option at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the stock option agreement). Options granted under the 1994 Stock Plan to date have generally provided that optionees may exercise their options within sixty days from the date of termination of employment (other than for death or disability).

                (e) Disability. In the event an optionee's continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise his or her option, but only within twelve months from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the stock option agreement).

                (f) Death. In the event of an optionee's death, the optionee's estate or a person who acquired the right to exercise the deceased optionee's option by bequest or inheritance may exercise the option, but only within twelve months following the date of death, and only to the extent that the optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such option as set forth in the stock option agreement).

                (g) Term of Options. The term of each option is the term stated in the stock option agreement; provided, however, that the term may not exceed ten years from the date of grant. In the case of an incentive stock option granted to a 10% Stockholder, the term may not exceed five years from the date of grant. No option may be exercised by any person after the expiration of its term.

                (h) Nontransferability of Options. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee. In the event of the optionee's death, options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

                (i) Value Limitation. If the aggregate fair market value (as determined on date of grant) of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

                (j) Other Provisions. The stock option agreement may contain such other terms, provisions and conditions not inconsistent with the 1994 Stock Plan as may be determined by the Administrator.

           ADJUSTMENT UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS. In the event of changes in the outstanding Common Stock of the Company by reason of any stock splits, reverse stock splits, stock dividends, combinations, reclassifications or other similar change in the capital structure of the Company, an appropriate adjustment shall be made by the Administrator in the following: (i) the number of shares of Common Stock subject to the 1994 Stock Plan, (ii) the number and class of shares of stock subject to any option outstanding under the 1994 Stock Plan, (iii) and the exercise price of any such outstanding option. The determination of the Administrator as to which adjustments made shall be conclusive. In the event of a proposed dissolution or liquidation of the Company, the Board will notify the holders of options as soon as practicable prior to such action, and all outstanding options will terminate immediately prior to the consummation of such proposed action. Notwithstanding the above, in the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, the 1994 Stock Plan requires that each outstanding option be assumed or an equivalent option be substituted by the successor corporation; provided, however, if such successor or purchaser refuses to assume or substitute the then outstanding options, the 1994 Stock Plan provides for the full acceleration of the exercisability of all outstanding options for a period of ten days from the date of notice of acceleration to the holder and all options will terminate upon the expiration of such period.

           AMENDMENT AND TERMINATION OF THE 1994 STOCK PLAN. The Board may at any time amend, alter, suspend or terminate the 1994 Stock Plan. The Company shall obtain stockholder approval of any amendment to the 1994 Stock Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 under the Exchange Act and Sections 162(m) and 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is traded). Any amendment or termination of the 1994 Stock Plan shall not affect options already granted and such options shall remain in full force and effect as if the 1994 Stock Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Company, which agreement must be in writing and signed by the optionee and the Company. In any event, the 1994 Stock Plan shall terminate in May 2004. Any options outstanding under the 1994 Stock Plan at the time of its termination shall remain outstanding until they expire by their terms.


FEDERAL INCOME TAX CONSEQUENCES

           INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Long-term capital gains are grouped and netted by holding periods. Net capital gains on assets held for more than twelve months and up to eighteen months is currently taxed at a maximum federal rate of 28%. Net capital gains on assets held for more than 18 months is capped at 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

           NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on assets held for more than twelve months and up to eighteen months is currently taxed at a maximum federal rate of 28%. Net capital gains on assets held for more than 18 months is capped at 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

           The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% Stockholder of the Company.

           THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 1994 STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

PARTICIPATION IN THE 1994 STOCK PLAN

           The grant of options under the 1994 Stock Plan to employees, including the Named Executive Officers (as defined under "Executive Officer Compensation"), is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the 1994 Stock Plan. Accordingly, future awards are not determinable. Non-employee directors are not eligible to participate in the 1994 Stock Plan. The following table sets forth information with respect to the grant of options pursuant to the 1994 Stock Plan to the Named Executive Officers, to all current executive officers as a group and to all other employees as a group during the last fiscal year.

                                                   NUMBER OF
                                                  SECURITIES
                                                  UNDERLYING
                                                    OPTIONS      EXERCISE PRICE
        NAME OF INDIVIDUAL AND POSITION             GRANTED       ($ PER SHARE)
----------------------------------------------    ----------     --------------
Larry J. Gerhard  . . . . . . . . . . . . . .      75,000             8.13
     President and Chief Executive Officer

C. Albert Koob  . . . . . . . . . . . . . . .      28,000             8.13
     Vice President-Finance, Chief Financial
     Officer and Secretary

Moshe Guy . . . . . . . . . . . . . . . . . .         761             6.52
     Vice President, General Manager and            8,000             8.13
     Chief Operating Officer of the Design            391            17.00
     Solutions Division

John DiFerdinando . . . . . . . . . . . . . .      25,000             5.38
     Senior Vice President-Worldwide
     Marketing

Eric Benhayoun  . . . . . . . . . . . . . . .      20,000             8.13
     Vice President, General Manager-European      12,500             9.63
     Operations

All current executive officers as a group (9
persons)  . . . . . . . . . . . . . . . . . .     360,652             8.61(1)

All other employees as a group  . . . . . . .     337,127             9.23(1)

--------------------
(1)        Represents a weighted average per share exercise price.


                  ADDITIONAL INFORMATION RELATED TO PROPOSAL NO. 2

1997 NONSTATUTORY STOCK OPTION PLAN

           In December 1997, the Board of Directors adopted the 1997 Nonstatutory Stock Option Plan. A total of 250,000 shares of Common Stock has been reserved for issuance under the 1997 Nonstatutory Stock Option Plan, and as of March 27, 1998, a total of 15,000 shares remained eligible for
future grant.   The 1997 Nonstatutory Stock Option Plan provides for grants to employees, directors and consultants of the Company; however, no greater than 25,000 options may be granted to directors and executive officers of the Company. In December 1997, Mr. Guy, a Named Executive Officer of the Company, received an option grant exercisable for 25,000 shares of the Company's Common Stock at an exercise price of $9.63 per share pursuant to the 1997 Nonstatutory Stock Option Plan.

                                    PROPOSAL NO. 3
                    AMENDMENT TO 1996 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

           The 1996 Employee Stock Purchase Plan was adopted by the Board of Directors and approved by the Company's stockholders in October 1996. The 1996 Employee Stock Purchase Plan, which is intended to qualify under Section 423 of the Code, permits eligible employees to purchase the Company's Common Stock through payroll deductions at a price equal to 85% of the lower of the fair market value of the Common Stock on the first day of each 24-month offering period or the last day of the applicable six-month purchase period. The Company has reserved a total of 150,000 shares of Common Stock for issuance under the 1996 Employee Stock Purchase Plan, and as of March 27, 1998, 91,299 shares remained available for future issuances.

PROPOSAL

           In March 1998, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1996 Employee Stock Purchase Plan to increase the number of shares reserved for issuance by an additional 235,000 shares of Common Stock, for an aggregate of 385,000 shares reserved for issuance thereunder. This amendment will enable the Company to continue to grant purchase rights to eligible employees under the terms and conditions of the 1996 Employee Stock Purchase Plan.

           The Board of Directors believes that the approval of the amendment to the 1996 Employee Stock Purchase Plan is in the best interests of the Company and its stockholders, as the availability of an adequate number of shares for issuance under the 1996 Employee Stock Purchase Plan and the ability of employees to participate in the 1996 Employee Stock Purchase Plan are important factors in attracting, motivating and retaining qualified personnel essential to the success of the Company.

REQUIRED VOTE

           The affirmative vote by the holders of a majority of the Common Stock present in person or represented by proxy and entitled to vote on the subject matter is required to approve the amendment to the 1996 Employee Stock Purchase Plan.

-------------------------------------------------------------------------------

RECOMMENDATION: THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN.

-------------------------------------------------------------------------------

SUMMARY OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN

            The following summary of the 1996 Employee Stock Purchase Plan is qualified in its entirety by the specific language of the 1996 Employee Stock Purchase Plan, a copy of which is available to any stockholder upon written request to the Secretary of the Company.

           PURPOSE. The purposes of the 1996 Employee Stock Purchase Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees of the Company and to promote the success of the Company's business.

           ADMINISTRATION. The 1996 Employee Stock Purchase Plan may be administered by the Board of Directors or a committee of the Board of Directors (the "Administrator"), which committee is required to be constituted to comply with Section 16(b) of the Exchange Act, and applicable laws.

           ELIGIBILITY; LIMITATIONS. The 1996 Employee Stock Purchase Plan provides that employees are eligible to participate if they are customarily employed by the Company or any designated subsidiary for at least 20 hours per week and for more than five months in any calendar year.

           TERMS AND CONDITIONS OF SUBSCRIPTION. Participation under the 1996 Employee Stock Purchase Plan is evidenced by a written subscription agreement between the employee and the Company and is subject to the following terms and conditions of the 1996 Employee Stock Purchase Plan:

                (a) Purchase Price and Method. Employees who participate in the 1996 Employee Stock Purchase Plan purchase the Company's Common Stock through payroll deductions of up to 10% of their base salary, up to a maximum number of shares per purchase period determined by dividing $12,500 by the fair market value of a share of Common Stock on the first day of the offering period of $25,000 of Common Stock (determined as of the first day of an offering period) for all purchase periods ending within any calendar year. The price of Common Stock purchased under the 1996 Employee Stock Purchase Plan is 85% of the lower of the fair market value of the Common Stock on the first day of each 24-month offering period and the last day of the applicable six-month purchase period. To the extent the fair market value of the Common Stock on any exercise date in an offering period is lower than the fair market value of the Common Stock on the first day of the offering period, then all participants in such offering period will be automatically withdrawn from such offering period immediately after the exercise of their options on such exercise date and automatically re-enrolled in the immediately following offering period as of the first day thereof.

                (b) Offering Periods. Offering periods last 24 months and commence on the first trading day on or after May 1 and November 1 of each year and terminate on the last trading day in the periods ending 24 months later. Each 24-month offering period consists of four purchase periods of approximately six months duration. The first offering period, however, commenced on October 18, 1996, the date on which the Company's registration statement on Form S-1 was declared effective, and will end on the last trading day on or before October 31, 1998.

                (c) Withdrawal; Termination of Employment. If an employee decides to terminate his or her participation in the 1996 Employee Stock Purchase Plan, he or she must withdraw all the payroll deductions credited to his or her purchase account, and such funds will be returned to him or her. Upon the termination of employment for any reason, all payroll deductions will likewise be returned to the (former) employee.

                (d) Death. A participating employee may designate who is to receive any shares and cash, if any, from the participant's account under the 1996 Employee Stock Purchase Plan in the event of such participant's death subsequent to exercising a purchase option but prior to delivery of the share of Common Stock.

                (e) Nontransferability. Rights granted under the 1996 Employee Stock Purchase Plan are not transferable by a participant other than by will, the laws of descent and distribution, or as otherwise provided under the plan, and the Company may treat any prohibited attempt to transfer as an election to withdraw.

                (f) Other Provisions. The subscription agreement may contain such other terms, provisions and conditions not inconsistent with the 1996 Employee Stock Purchase Plan as may be determined by the Administrator.

           ADJUSTMENT UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS. In the event of changes in the outstanding Common Stock of the Company by reason of any stock splits, reverse stock splits, stock dividends, combinations, reclassifications or other similar change in the capital structure of the Company, an appropriate adjustment shall be made by the Administrator in the following: (i) the number of shares of Common Stock subject to the 1996 Employee Stock Purchase Plan and (ii) the number and class of shares of stock subject to any purchase right outstanding under the 1996 Employee Stock Purchase Plan. The determination of the Administrator as to which adjustments shall be made shall be conclusive. In the event of a proposed dissolution or liquidation of the Company, the offering periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Company's Board of Directors. Notwithstanding the above, in the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, any purchase period then in progress shall be shortened by setting a new exercise date and any offering period then in progress shall end on the new exercise date.

           AMENDMENT AND TERMINATION OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN. The Board may at any time amend, alter, suspend or terminate the 1996 Employee Stock Purchase Plan. The Company shall obtain stockholder approval of any amendment to the 1996 Employee Stock Purchase Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 under the Exchange Act and 423 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is traded). Any amendment or termination of the 1996 Employee Stock Purchase Plan shall not affect options already granted and such options shall remain in full force and effect as if the 1996 Employee Stock Purchase Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Company, which agreement must be in writing and signed by the participant and the Company. In any event, the 1996 Employee Stock Purchase Plan shall terminate in October 2006.

FEDERAL INCOME TAX CONSEQUENCES

           No income will be taxable to a participant until the shares purchased under the 1996 Employee Stock Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the offering period or more than one (1) year from the date of transfer of the stock to the participant (the "Statutory Holding Periods"), then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. Net capital gains on assets held for more than twelve months and up to eighteen months are currently taxed at a maximum federal rate of 28%. Net capital gains on assets held for more than 18 months are capped at 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If the shares are sold or otherwise disposed of before the expiration of the Statutory Holding Periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding periods. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the Statutory Holding Periods described above.

           THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE PURCHASE PLAN. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

PARTICIPATION IN THE 1996 EMPLOYEE STOCK PURCHASE PLAN

           The following table sets forth information with respect to participation by the Named Executive Officers, all current executive officers as a group and all other employees as a group during the last fiscal year.

                                                        PURCHASED
                                          NUMBER OF       PRICE
                                          SECURITIES     ($ PER
     NAME OF INDIVIDUAL AND POSITION      PURCHASED       SHARE)
--------------------------------------    ----------    ---------
Larry J. Gerhard  . . . . . . . . . .         1,471        5.95
     President and Chief Executive            2,100        5.95
     Officer

C. Albert Koob  . . . . . . . . . . .         1,176        5.95
     Vice President-Finance, Chief
     Financial Officer
     and Secretary

Moshe Guy . . . . . . . . . . . . . .            --(1)      N/A
     Vice President, General Manager
     and Chief Operating Officer of
     the Design Solutions Division

John DiFerdinando . . . . . . . . . .         1,125        5.95
     Senior Vice President-Worldwide          1,252        5.95
     Marketing

Eric Benhayoun  . . . . . . . . . . .         1,000        5.95
     Vice President, General Manager-           963        5.95
     European Operations

All current executive officers as a
group (9 persons) . . . . . . . . . .        10,531        5.95(2)

All other employees as a group  . . .        48,170        5.95(2)

-------------------
(1) The Company's employees in Israel do not participate in the 1996 Employee Stock Purchase Plan.

(2)        Represents a weighted average per share purchase price.

                                    PROPOSAL NO. 4
                RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

           The Board of Directors has selected Coopers & Lybrand L.L.P., independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1998. Coopers & Lybrand L.L.P. has been the Company's auditors since 1996. Representatives of Coopers & Lybrand L.L.P. are expected to attend the Annual Meeting to make a statement and respond to appropriate questions.

REQUIRED VOTE

           The Board of Directors has conditioned its appointment of the Company's independent accountants upon the receipt of the affirmative vote by the holders of a majority of the Common Stock present in person or represented by proxy and voting at the Annual Meeting. In the event that the stockholders do not approve the selection of Coopers & Lybrand L.L.P., the appointment of the independent accountants will be reconsidered by the Board of Directors.

-------------------------------------------------------------------------------

RECOMMENDATION: THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

-------------------------------------------------------------------------------

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company, as of March 27, 1998, by
(a) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each director and nominee for director, (c) each of the executive officers named in the Summary Compensation Table, and (d) all directors and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, the Company believes that the persons named in the table have sole voting and investing power with respect to all shares of Common Stock indicated as being beneficially owned by them.


                                        NUMBER OF
                                          SHARES     PERCENT
                                       BENEFICIALLY    OF
NAME OF BENEFICIAL OWNER                 OWNED(1)    TOTAL(1)
-------------------------------------- ------------- -----------
DCL Technologies Ltd.(2)  . . . . . . .   1,595,680    10.8%
     P.O. Box 544
     46105 Herzlia Israel

GeoCapital, LLC (3) . . . . . . . . . .   1,523,100    10.3%
     767 Fifth Avenue, 45th Floor
     New York, NY 10153


Pilgrim Baxter & Associates, Ltd.(4)      1,209,900     8.2%
     825 Duportail Road
     Wayne, PA 19087

T. Rowe Price Associates, Inc.(5) . . .     801,300     5.4%
     100 East Pratt Street
     Baltimore, MD 21202

Massachusetts Financial Services
Company(6)  . . . . . . . . . . . . . .     843,250     5.7%
     500 Boylston Street, 15th Floor
     Boston, MA 02116

Larry J. Gerhard(7) . . . . . . . . . .     303,056     2.0%

C. Albert Koob(8) . . . . . . . . . . .      54,312      *

Moshe Guy(9)  . . . . . . . . . . . . .      43,203      *

John DiFerdinando . . . . . . . . . . .      23,877      *

Eric Benhayoun(10)  . . . . . . . . . .      38,500      *

Amihai Ben-David(11). . . . . . . . . .   1,595,680    10.8%

William Botts . . . . . . . . . . . . .       2,500      *

Steven P. Erwin(12) . . . . . . . . . .      15,000      *

Barbara M. Karmel, Ph.D.  . . . . . . .       1,000      *

All directors and executive officers as
a group (13 persons)(13)  . . . . . . .   2,803,234    18.8%

----------------------------
 *   Represents less than 1% of the total.

(1) Based on 14,736,496 shares of Common Stock outstanding as of March 27, 1998. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options. Calculations of percentage of beneficial ownership assume the exercise by only the respective named stockholder of all options for the purchase of Common Stock held by such stockholder which are exercisable within 60 days.

(2)  Includes 1,565,680 shares held by DCL Holding & Investments in Technology
     (1993) Ltd., a wholly-owned subsidiary of DCL Technologies Ltd. DCL Technologies Ltd. is an Israeli public company, the shares of which are traded on the Tel-Aviv stock exchange. The Company believes that the following stockholders own at least 5% of the outstanding shares of DCL Technologies Ltd.: Comverse Technologies Inc., ISCAL Holdings Ltd., Uri Melamed, Bank Hapoalim, Danbar Ltd. and Amihai Ben-David.

(3) As indicated in the Schedule 13G filed by GeoCapital, LLC pursuant to the Exchange Act on February 23, 1998.

(4) As indicated in the Schedule 13G, as amended, filed by Pilgrim Baxter & Associates, Ltd. pursuant to the Exchange Act on February 13, 1998.

(5) As indicated in the Schedule 13G filed by T. Rowe Price Associates, Inc. pursuant to the Exchange Act on February 12, 1998.

(6) As indicated in the Schedule 13G filed by Massachusetts Financial Services Company pursuant to the Exchange Act on February 12, 1998.

(7) Includes 93,750 shares issuable upon exercise of options. Also includes 205,735 shares held by L&K Properties Limited Partnership, of which Mr. Gerhard is the sole general partner and a limited partner.

(8)  Includes 50,312 shares issuable upon exercise of options.

(9)  Includes 5,703 shares issuable upon exercise of options.

(10) Includes 31,500 shares issuable upon exercise of options.

(11) Includes 1,565,680 shares held by DCL Holding & Investments in Technology
     (1993) Ltd. and 30,000 shares held by DCL Technologies Ltd. Mr. Ben-David is the Chief Executive Officer and Chairman of DCL Technologies Ltd. and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(12) Includes 10,000 shares issuable upon exercise of options.

(13) Includes 212,181 shares issuable upon exercise of options.

                            EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

           The following table sets forth the compensation paid to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company determined as of the end of the last fiscal year (hereafter referred to as the "Named Executive Officers") for services rendered to the Company in all capacities during the last three fiscal years.

                                                                                                     LONG-TERM
                                                                                                    COMPENSATION
                                                                                                       AWARDS
                                                             ANNUAL COMPENSATION                    ------------
                                               -------------------------------------------------       NO. OF
                                                                                                     SECURITIES
                                                                                  OTHER ANNUAL       UNDERLYING        ALL OTHER
   NAME AND PRINCIPAL POSITION        YEAR     SALARY($)(1)      BONUS($)(2)    COMPENSATION($)       OPTIONS       COMPENSATION($)
---------------------------------     ----     ------------      -----------    ----------------    ------------    ---------------
Larry J. Gerhard  . . . . . . . .     1997       341,667           160,000            5,000(3)         75,000             3,575(4)
     President and Chief              1996       260,000            60,000               --            75,000           105,088(5)
     Executive Officer                1995       240,000                --               --                --             6,589(6)


C. Albert Koob  . . . . . . . . .     1997       143,333            64,000            3,750(7)         28,000             2,350(8)
     Vice President-Finance,          1996       127,500            20,000               --            15,000             7,067(9)
     Chief Financial Officer and      1995        24,198            20,000               --            75,000            45,740(10)
     Secretary

Moshe Guy(11) . . . . . . . . . .     1997       113,392            69,810(12)       10,515(13)        34,152                --
     Vice President, General          1996           N/A               N/A              N/A               N/A               N/A
     Manager and Chief Operating      1995           N/A               N/A              N/A               N/A               N/A
     Officer of the Design
     Solutions Division

John DiFerdinando(14) . . . . . .     1997       108,958            30,290(15)        6,150(16)        25,000           117,114(17)
     Senior Vice President-           1996           N/A               N/A              N/A               N/A               N/A
     Worldwide Marketing              1995           N/A               N/A              N/A               N/A               N/A

Eric Benhayoun  . . . . . . . . .     1997       120,252            26,945(18)           --            32,500                --
     Vice President, General          1996       125,000            27,549(19)           --                --                --
     Manager-European Operations      1995       117,570            53,732(20)           --                --(21)            --

---------------------------
(1) Amounts shown include cash and noncash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers.
(2)  Consists of year-end bonuses paid in January of the following year.
(3)  Consists of car allowance.
(4) Consists of the Company's matching contribution to Mr. Gerhard's 401(k) plan in the amount of $2,375 and medical insurance premiums in the amount of $1,200.
(5) Consists of $103,888 paid to Mr. Gerhard for accrued vacation and $1,200 paid by the Company for medical insurance premiums for Mr. Gerhard. In 1996, the Company changed its vacation policy which triggered a one-time pay out of balances previously accrued.
(6) Consists of $5,389 paid to Mr. Gerhard for moving expenses incurred in connection with completing his relocation from Southern California and $1,200 paid by the Company for medical insurance premiums for Mr. Gerhard.
(7)  Consists of car allowance.
(8)  Consists of the Company's matching contribution to Mr. Koob's 401(k) plan.
(9) Consists of payment for accrued vacation. In 1996, the Company changed its vacation policy which triggered a one-time payout of balances previously accrued.
(10) Consists of relocation expenses.
(11) Mr. Guy became an executive officer of the Company in May 1997.
(12) Consists of $64,000 of bonus and $5,810 of commissions.
(13) Consists of car allowance.
(14) Mr. DiFerdinando became an executive officer of the Company in May 1997. Mr. DiFerdinando terminated his employment with the Company in January 1998.

(15) Consists of commissions.
(16) Consists of car allowance.
(17) Consists of relocation expenses, including losses incurred by Mr. DiFerdinando as a result of an expedited sale of his home, and the Company's matching contribution to Mr. DiFerdinando's 401(k) plan in the amount of $2,375.
(18) Consists of commissions, $12,000 of which was paid in 1998.
(19) Consists of commissions, $11,572 of which was paid in 1997.
(20) Consists of commissions, $9,625 of which was paid in 1996.
(21) On September 13, 1995, in connection with a repricing of all outstanding options having an exercise price in excess of $1.75 per share, the Company canceled and replaced the option to purchase 58,500 shares of Common Stock at a purchase price of $2.50 per share with a new option to purchase the same number of shares of Common at an exercise price of $1.75 per shares. Such new option is not reflected in above table.


OPTION GRANTS IN LAST FISCAL YEAR

           The following table sets forth information regarding stock options granted during the fiscal year ended December 31, 1997 to each of the Named Executive Officers.

                    OPTION GRANTS IN YEAR ENDED DECEMBER 31, 1997

                                                                                                         POTENTIAL REALIZABLE
                                                       INDIVIDUAL GRANTS                                   VALUE AT ASSUMED
                             -------------------------------------------------------------------------      ANNUAL RATES OF
                               NO. OF                                                                         STOCK PRICE
                             SECURITIES        % OF TOTAL                    FAIR MARKET                    APPRECIATION FOR
                             UNDERLYING     OPTIONS GRANTED     EXERCISE      VALUE ON                       OPTION TERM(3)
                              OPTIONS       TO EMPLOYEES IN       PRICE        DATE OF      EXPIRATION   -----------------------
                             GRANTED(1)         1997(2)         ($)/SHARE     GRANT($)         DATE       5%($)            10%($)
                             ----------     ---------------     ---------     ----------    ----------   -------         -------
 Larry J. Gerhard  . . .      75,000             8.9%              8.13         8.13         7/28/07     383,233         971,187

 C. Albert Koob  . . . .      28,000             3.3%              8.13         8.13         7/28/07     143,074         362,576

 Moshe Guy . . . . . . .         761             0.1%              6.52         6.52         4/15/07       3,118           7,902
                               8,000             0.9%              8.13         8.13         7/28/07      40,878         103,593
                                 391             0.1%             17.00        17.00        10/17/07       4,180          10,594
                              25,000(4)          3.0%              9.63         9.63        12/22/07     151,328         383,494
                              25,000             3.0%              5.38         5.38         4/16/07      84,508         214,159

 John DiFerdinando . . .      20,000             2.4%              8.13         8.13         7/28/07     102,195         258,983

 Eric Benhayoun  . . . .      12,500             1.5%              9.63         9.63        12/22/07      75,664         191,747

------------------------------
(1) Options granted in 1997 are either incentive stock options or nonstatutory stock options and generally vest over four years, with 25% of the option shares becoming fully vested one year from the grant date and 1/48th vesting in each successive month, with full vesting occurring on the fourth anniversary date. Under the terms of the 1994 Stock Plan and the 1997 Nonstatutory Stock Option Plan, the administrator retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice outstanding options. The options have a term of 10 years, subject to earlier termination in certain situations related to termination of employment.
(2) Based on a total of 846,777 options granted to all employees and consultants during 1997.
(3) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.
(4)  Granted under the 1997 Nonstatutory Stock Option Plan.


                                       -19

OPTION EXERCISES AND HOLDINGS

           The following table sets forth, as to the Named Executive Officers, certain information concerning stock options exercised during 1997 and the number of shares subject to exercisable and unexercisable stock options as of December 31, 1997. The table also sets forth certain information with respect to the value of stock options held by such individuals as of December 31, 1997.

  AGGREGATED OPTION EXERCISES IN YEAR ENDED DECEMBER 31, 1997 AND OPTION VALUES
                               ON DECEMBER 31, 1997

                                                                  NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                                  SHARES                           OPTIONS AT 12/31/97                 AT 12/31/97($)(1)
                                ACQUIRED ON        VALUE      ------------------------------     ------------------------------
            NAME                  EXERCISE      REALIZED($)   EXERCISABLE      UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
----------------------------    -----------     -----------   -----------      -------------     -----------      -------------
Larry J. Gerhard  . . . . .            0                 0      85,416             64,584          110,415           161,460
C. Albert Koob  . . . . . .       20,000           216,260      58,750             39,250          493,281            85,469
Moshe Guy . . . . . . . . .            0                 0       4,902             44,250            8,284            60,469
John DiFerdinando . . . . .            0                 0      21,500             25,000          195,813           131,250
Eric Benhayoun  . . . . . .            0                 0      58,500             32,500          519,188            62,500

-------------------
(1) These values have been calculated based on the closing price of the Company's Common Stock on the Nasdaq National Market on December 31, 1997 of $10.38 per share minus the exercise price.

EMPLOYMENT AGREEMENTS

           The Company entered into a three-year employment agreement with Mr. Gerhard effective August 1, 1997, pursuant to which he receives an annual base salary, an annual bonus of up to 25% of his base salary payable if certain revenue targets are achieved and all standard benefits accorded other executives of the Company as well as certain additional medical benefits.
Mr. Gerhard was also granted options to purchase up to 75,000 shares of Common Stock, subject to vesting over a three-year period. In addition, Mr. Gerhard is entitled to an allowance for car expenses of $1,000 per month. In the event Mr. Gerhard is terminated other than for cause, he is entitled to severance of $33,333.33 per month plus all insurance benefits until he accepts other full time employment, but in no event for longer than twenty-four months. This agreement will be automatically extended for additional one-year terms unless terminated by either party with 90 days written notice prior to the end of the then current term.

           On October 21, 1995, the Company entered into a four-year employment agreement with Mr. Koob pursuant to which he receives an annual base salary, an annual bonus of up to 25% of his base salary, all standard benefits accorded other executives of the Company, and relocation costs. Under the agreement, Mr. Koob was granted options to purchase up to 75,000 shares of Common Stock, subject to vesting over a four-year period. Such options automatically vest upon termination of Mr. Koob other than for cause and upon the sale of more than 75% of the assets or 50% of the outstanding capital stock of the Company. In addition, the agreement provided that upon consummation of the Company's initial public offering, the four-year vesting schedule with respect to such options accelerated by one year. In the event Mr. Koob is terminated other than for cause, he is entitled to severance of $10,416.67 per month plus all insurance benefits until he accepts other full time employment, but in no event for longer than nine months. In the event Mr. Koob resigns or is terminated for cause within 36 months after the date of the employment agreement, any unvested options and any options which vested, and shares issued upon exercise of such options, within one year prior to such resignation or termination may be repurchased by the Company at the option exercise price. This agreement will be automatically extended for additional one-year terms unless terminated by either party with 90 days written notice prior to the end of the then current term.

           On July 1, 1997, the Company entered into a four-year employment agreement with Mr. Guy, pursuant to which he receives an annual base salary, an annual bonus of up to 25% of his base salary, and all standard benefits accorded other executives of the Company. In the event Mr. Guy is terminated other than for cause, he is entitled to severance equal to his then monthly base salary plus all current insurance benefits until he accepts other full time employment, but in no event for longer than twelve months. This agreement will be automatically extended for additional one-year terms unless terminated by either party with 90 days written notice prior to the end of the then current term.

           On April 15, 1997, the Company entered into a four-year employment agreement with Mr. DiFerdinando, pursuant to which he received an annual base salary, an annual bonus of up to 25% of his base salary, and all standard benefits accorded other executives of the Company. Under the agreement, Mr. DiFerdinando was granted options to purchase up to 25,000 shares of Common Stock, subject to vesting over a four-year period, unless the Company sold substantially all of its assets or was acquired, in which case all shares would have vested immediately. In the event Mr. DiFerdinando was terminated other than for cause, he would have been entitled to severance equal to his then monthly base salary plus all current insurance benefits until he accepted other full time employment, but in no event for longer than six months. Mr. DiFerdinando also received relocation expense reimbursement as well as an equity protection over the sale price of his home. Mr. DiFerdinando terminated his employment with the Company in January 1998.

           Effective October 31, 1994, the Company entered into a four-year employment agreement with Mr. Benhayoun pursuant to which he receives an annual base salary, commissions based on sales revenue generated, and all standard benefits accorded other executives of the Company. Under the employment agreement, Mr. Benhayoun was granted options to purchase up to 58,500 shares of Common Stock, of which 15,000 vested immediately, 15,000 vested on October 31, 1995, and the remainder vested ratably over the 24 months following October 31, 1995. In addition, the agreement provided that upon consummation of the Company's initial public offering, the two-year vesting schedule with respect to such options accelerated by one year. In addition, in the event Mr. Benhayoun is terminated other than for cause, he is entitled to severance of 52,083 French francs (approximately $8,502.65 as of March 27, 1998) per month plus all insurance benefits until he accepts other full-time employment, but in no event longer than nine months.

                                 CERTAIN TRANSACTIONS

           In December 1993, the Company's Israeli subsidiary, Summit Design
(EDA) Ltd. (formerly named SEE Technologies), entered into a four-year sublease pursuant to which Summit Design (EDA) Ltd. subleases space for its corporate offices from DCL Holding & Investment in Technology (1993), Ltd. ("DCL") on terms and conditions similar to those under which DCL leases such office space from the third-party owner of the office space. DCL is a 5% stockholder of the Company and wholly-owned subsidiary of DCL Technologies Ltd. Amihai Ben-David, a director of the Company, is the Chief Executive Officer and Chairman of DCL Technologies Ltd. The Company believes that the terms of the foregoing lease are no less favorable to the Company than those that could have been obtained from unaffiliated third parties.

           In May 1997, the Company loaned $350,000 to Moshe Guy, an executive officer of the Company, for the purchase of a primary residence pursuant to a promissory note that bore interest at the rate of 5% per year. The principal and accrued interest were repaid in September 1997.

           In July 1997, the Company loaned an aggregate of $165,000 to John DiFerdinando for the purchase of a primary residence pursuant to two promissory notes that bore interest at the rate of 5.98% per year. The principal and accrued interest were repaid in October 1997. Mr.
DiFerdinando, formerly an executive officer of the Company, terminated his employment with the Company in January 1998.

           In September 1997, the Company repurchased 24,000 and 150,000 shares of the Company's Common Stock at a price of $12.56 per share from C. Albert Koob and L&K Properties Limited Partnership, respectively. Mr. Koob is an executive officer of the Company, and Larry Gerhard, the sole general partner and a limited partner of L&K Properties Limited Partnership, is an
executive officer and director of the Company.   The Company also repurchased
200,000 shares from DCL.

           In September 1997, the Company acquired Simulation Technologies, Corp. ("SimTech"). In connection with the acquisition, Richard Davenport, an executive officer of the Company, received $2,202,731 and 692,089 shares of the Company's Common Stock in exchange for his shares of SimTech stock. Part of those shares are subject to a lock-up arrangement and held in escrow. The shares will be released from the lock-up over a 24-month period subject to Mr. Davenport's continued employment with the Company. The Richard Davenport 1997 Irrevocable Annuity Trust also received $362,153 and 113,786 shares of the Company's Common Stock in exchange for its shares of SimTech stock.

           The Company has a line of credit for $1,000,000 with the United States National Bank of Oregon, a subsidiary of U.S. Bancorp. Steven P. Erwin, a nominee for director of the Company, was Executive Vice President and Chief Financial Officer of U.S. Bancorp until July 1997.

               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than 10% stockholders are required by SEC rules to furnish the Company with copies of all forms they file. Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons, the Company believes that, during 1997, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were satisfied, except that the Form 3 for Richard Davenport and the Form 4's for DCL Technologies Ltd. for September 1997 and November 1997 were filed late.

             COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

           The Compensation Committee was formed in August 1994 and is
currently composed of Messrs. Ben-David and Botts.   No interlocking
relationship exists between any member of the Company's Compensation Committee and any member of any other company's board of directors or compensation committee.

                                CHANGES IN ACCOUNTANTS

           On February 9, 1996, Coopers & Lybrand L.L.P. was engaged as the principal independent accountants for the Company and its subsidiaries, replacing KPMG Peat Marwick LLP ("KPMG"), which was dismissed in January 1996. The change was approved by the Audit Committee of the Company's Board of Directors. In connection with the audits of the year ended December 31, 1995 and through the interim period ended February 8, 1996, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG's satisfaction, would have caused them to make reference to the matter in their report. The audit reports of KPMG on the consolidated financial statements of the Company as of and for the year ended December 31, 1994 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope. The audit report for the year ended December 31, 1994 was modified to include a discussion on the restatement of the Company's 1993 financial statements for the timing of when certain expenses were recognized in the financial statements. During the audit period ended December 31, 1994, and through the interim period ended January 31, 1996 there have been no reportable events.

           During the two fiscal years ended December 31, 1996, and through the interim period ended February 8, 1996, the Company had not consulted with Coopers & Lybrand L.L.P. on items which concerned the subject matter of a disagreement or reportable event with the former auditor.

            REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

           The Compensation Committee of the Board of Directors (the "Committee") was established in August 1994 and is responsible for reviewing the compensation and benefits for the Company's executive officers, as well as supervising and making recommendations to the Board on compensation matters generally. The Committee also administers the Company's stock plans.

COMPENSATION PHILOSOPHY AND POLICY

           The policy of the Committee is to attract and retain executive officers and employees through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The objectives of the Committee are to:

           - attract, retain and motivate highly qualified executive officers and employees who contribute to the long-term success of the Company;

           - align the compensation of executive officers with business objectives and performance; and

           - align incentives for executive officers with the interests of stockholders in maximizing value.

           The Company has taken the necessary steps to conform its compensation practices to comply with the $1 million compensation deduction cap under Section 162(m) of the Internal Revenue Code, as amended.

ELEMENTS OF COMPENSATION

           Compensation for executive officers includes both cash and equity elements.

           Cash compensation consists of (i) base salary which is determined on the basis of the level of responsibility, expertise and experience of the executive officer, taking into account competitive conditions in the industry and (ii) cash bonuses up to an established percentage of base salary, subject to meeting all or a portion of targeted objectives.

           Ownership of the Company's Common Stock is a key element of executive compensation. Executive officers and other employees of the Company are eligible to participate in the 1994 Stock Plan (the "Option Plan") and the 1996 Employee Stock Purchase Plan (the "Purchase Plan"). The Option Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has the sole authority to grant stock options to executive officers of the Company and is currently administering stock option grants to all employees. In determining the size of a stock option grant to a new executive officer or other employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive circumstances and other relevant factors. Additional options may be granted to current executive officers and employees to reward exceptional performance or to provide additional unvested equity incentives. These options typically vest over a four-year period and thus require the employee's continuing service to the Company. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that such stock plans align the interests of the employees with the long-term interests of the stockholders.

           The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. In 1997, the Company contributed to the 401(k) Plan by partially matching employees' contribution at a one-to-four ratio; provided, however, that the Company's matching contribution for any employee could not exceed 1.5% of such employee's salary.

1997 EXECUTIVE COMPENSATION

           Executive compensation for fiscal 1997 included base salary and cash bonuses based upon achievement of corporate goals and individual performance goals. Executive officers, like other employees, were eligible for option grants under the Option Plan and to participate in the Purchase Plan.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR 1997

           Mr. Gerhard's compensation package is set forth in an employment agreement that was approved by the Committee and took effect in August 1997, replacing his then existing employment agreement. In 1997, Mr. Gerhard received a salary of $341,667 and a bonus of $160,000. Mr. Gerhard's bonus for 1997 consisted of $100,000 pursuant to his employment agreement for the achievement of the corporate revenue goal set for 1997 and an additional $60,000 for the Company's performance in 1997. Mr. Gerhard was also granted an option to purchase 75,000 shares of the Company's Common Stock.

                                       COMPENSATION COMMITTEE
                                       OF THE BOARD OF DIRECTORS

                                       Amihai Ben-David
                                       William V. Botts

                              STOCK PERFORMANCE GRAPH

           The following graph compares the cumulative total return to stockholders on the Company's Common Stock with the cumulative total return of the Nasdaq Stock Market--U.S. Index and the Dow Jones Software Index. The graph assumes that $100 was invested on October 28, 1996 (the date of the Company's initial public offering) in the Company's Common Stock, the Nasdaq Stock Market--U.S. Index and the Dow Jones Software Index, including reinvestment of dividends. No dividends have been declared or paid on the Company's Common Stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                                   10/18/96          12/96           12/97
                                  -------------------------------------------
                                                    DOLLARS
Summit Design, Inc................   100              108               109
NASDAQ Stock Market (U.S.)........   100              104               127
Dow Jones Software ...............   100              101               114

                                  OTHER MATTERS

           The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

           It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the enclosed envelope.

                                        THE BOARD OF DIRECTORS


Beaverton, Oregon
April 13, 1998



1557-PS-98

                                 SUMMIT DESIGN, INC.


                                   1994 STOCK PLAN


       1. PURPOSES OF THE PLAN. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

       2. DEFINITIONS. As used herein, the following definitions shall apply:

              (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

              (b)    "BOARD" means the Board of Directors of the Company.

              (c)    "CODE" means the Internal Revenue Code of 1986, as amended.

              (d) "COMMITTEE" means a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

              (e)    "COMMON STOCK" means the Common Stock of the Company.

              (f) "COMPANY" means Summit Design, Inc., a Delaware corporation.

              (g) "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services, and any director of the Company whether compensated for such services or not.

              (h) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the employment or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any

Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

              (i) "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

              (j) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

              (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

              (l) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                            (i)    If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                           (ii)   If the Common Stock is quoted on the Nasdaq
System (but not on the National Market System thereof) or if the Market Value of the Common Stock cannot be determined under (i) above but the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination or;

                          (iii)  In the absence of an established market for
the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

              (m) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

              (n) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

              (o) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

              (p)    "OPTION" means a stock option granted pursuant to the Plan.

              (q) "OPTIONED STOCK" means the Common Stock subject to an Option.

              (r) "OPTIONEE" means an Employee or Consultant who receives an Option.

              (s) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

              (t)    "PLAN" means this 1994 Stock Plan.

              (u) "PRIOR TSSI ISO" means any incentive stock option granted to an employee of Test Systems Strategies, Inc. ("TSSI") pursuant to the TSSI 1988 Incentive Stock Option Plan (the "TSSI Plan") and thereafter substituted for by an Incentive Stock Option exercisable for Shares of the Company pursuant to the terms of this Plan and of the Agreement and Plan of Reorganization dated January 19, 1994 between Summit Design, Inc., TSSI, Summit Sub, Inc. and See Technologies Software Environment for Engineers, Ltd.

              (v) "SEE" means See Technologies Software Environment for Engineers, Ltd.

              (w) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

              (x) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

       3.     STOCK SUBJECT TO THE PLAN.  Subject to the provisions of
Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 914,577 shares of Common Stock. The shares may be authorized but unissued, or reacquired Common Stock.

              If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

       4.     ADMINISTRATION OF THE PLAN.

              (a)    PLAN PROCEDURE.

                            (i)    ADMINISTRATION WITH RESPECT TO DIRECTORS AND
OFFICERS. With respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with

Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                            (ii)   MULTIPLE ADMINISTRATIVE BODIES.  If permitted
by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

                           (iii)  ADMINISTRATION WITH RESPECT TO CONSULTANTS
AND OTHER EMPLOYEES. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of applicable state corporate and securities laws, of the Code, and of any applicable stock exchange (including Nasdaq) (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

              (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

                            (i)    to determine the Fair Market Value of the
Common Stock, in accordance with Section 2(l) of the Plan;

                           (ii)   to select the Consultants and Employees to
whom Options may from time to time be granted hereunder;

                           (iii)  to determine whether and to what extent
Options or any combination thereof are granted hereunder;

                            (iv)   to determine the number of shares of Common
Stock to be covered by each such award granted hereunder;

                             (v)    to approve forms of agreements for use under
the Plan, which forms may differ with respect to individual Optionees;

                            (vi)   to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder, including the terms of any right of first refusal of the Company to purchase Shares granted pursuant to the Plan and the terms of any repurchase option of the Company with respect to unvested Shares;

                           (vii)  with respect to any Option, to determine
whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

                          (viii) to reduce the exercise price of the Option to
the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

                            (ix)   to construe and interpret the terms of the
Plan and awards granted pursuant to the Plan.

              (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

       5.     ELIGIBILITY.

              (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

              (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary, including Options granted in substitution of options granted under the TSSI Plan) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

              (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

              (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment relationship at any time, with or without cause.

              (e) The following limitations shall apply to grants of Options to Employees:

                            (i)    No Employee shall be granted, in any fiscal
year of the Company, Options to purchase more than 500,000 Shares.

                           (ii)   The foregoing limitation shall be adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 11(a).

                          (iii)  If an Option is canceled in the same fiscal
year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the canceled Option shall be counted against the limit set forth in Section 5(e)(i). For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

       6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

       7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

       8.     OPTION EXERCISE PRICE AND CONSIDERATION.

              (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Committee, but shall be subject to the following:

                            (i)    In the case of an Incentive Stock Option

                                   (A)    granted to an Employee who, at the
time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                   (B)    granted to any other Employee, the per
Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                            (ii)   In the case of a Nonstatutory Stock Option,
the per Share exercise price shall be determined by the Committee.

              (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and, in the case of a Prior TSSI ISO may consist entirely of (1) cash, (2) check, or (3) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised. In the case of all other Options, the consideration may consist entirely of (1) cash, (2) check,
(3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or
(6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

       9.     EXERCISE OF OPTION.

              (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Nonstatutory Option and, subject to the $100,000 limitation of Section 5(b) on the exercisability of Incentive Stock Options in any one year, any Incentive Stock Option granted hereunder shall be exercisable under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                     An Option may not be exercised for a fraction of a Share.

                     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

                     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

              (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may within sixty (60) days after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. Notwithstanding the above provisions of this Section 9(b), in the event of an Optionee's change of status from Consultant to Employee, an Optionee's Nonstatutory Stock Option shall not automatically terminate solely as a result of such change of status. In addition, in the case of an Option other than a Prior TSSI ISO, in the event of an Optionee's change of status from Employee to Consultant, an Employee's Incentive Stock Option shall not automatically terminate but shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

              (c) DISABILITY OF OPTIONEE. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan.
If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (e)    RULE 16b-3.  Options granted to persons subject to
Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

              (f) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

       10. NON-TRANSFERABILITY OF OPTIONS. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

       11.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

              (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

              (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Optionee shall have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby. In addition, any Company repurchase option applicable to Shares shall lapse as to all such Shares, provided such transaction takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

              (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company:

                            (i)    OPTIONS.  Each Option shall be assumed or an
equivalent Option shall be substituted by such successor corporation (including as a "Successor" any purchaser of substantially all of the assets of the Company) or a parent or subsidiary of such successor corporation. In the event that the successor corporation or a parent or subsidiary of such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, as soon as practicable prior to the effective date of such transaction, provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares that would not otherwise be exercisable. In such event the Administrator shall notify the Optionee as soon as practicable prior to the effective date of such transaction that the Option shall be fully exercisable for a period of ten (10) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

                            (ii)   SHARES SUBJECT TO REPURCHASE OPTION.  Any
Shares subject to a repurchase option of the Company shall be exchanged for the consideration (whether stock, cash, or other securities or property) received in the merger or asset sale by the holders of Common Stock for each Share held on the effective date of the transaction, as described in the preceding paragraph. If the Optionee receives shares of stock of the successor corporation or a parent or subsidiary of such successor corporation in exchange for Shares subject to a repurchase option, such exchanged shares shall continue to be subject to the repurchase option as provided in the Restricted Stock Purchase Agreement.

       12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

       13.    AMENDMENT AND TERMINATION OF THE PLAN.

              (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of Nasdaq or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

              (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

       14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the grant and exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of Nasdaq or any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

       15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

              The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

       16. AGREEMENTS. Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

       17. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

       18. ADDENDUM TO THE 1994 SUMMIT DESIGN, INC. STOCK PLAN. This Addendum shall apply to any person who is granted an Option under the 1994 Summit Design, Inc. Stock Plan (the "Plan") and is an employee or consultant of SEE and is a resident of the State of Israel, or is otherwise subject to the laws of the State of Israel (such persons are referred to collectively hereinafter as the "Israelis").

              The Summit Design, Inc. Option Agreements and Restricted Stock Purchase Agreements delivered to the Israelis pursuant to the Options granted to the Israelis (each an "Israeli Option") shall contain certain terms and conditions as is required by applicable Israeli law or approved by the Company, including, but not limited to the following:

              1) Each Israeli Option granted to an Israeli on or before January 31, 1994 shall be immediately exercisable for 25% of the shares subject to such Option, with the remaining Shares to vest equally on a monthly basis over a three year period beginning on January 1, 1994. Such vesting schedule may be accelerated by the Administrator of the Plan and shall be accelerated in accordance with any employment agreement an Israeli may have with the Company.

              2) The Common Stock issuable upon exercise of an Israeli Option that is not yet vested shall be held in escrow and trust in Israel for the benefit of the Company and the applicable Israeli Optionee as required by Israeli law and according to the terms and conditions of such Israeli Optionee's Restricted Stock Purchase Agreement.

              3) To the fullest extent possible, all terms and conditions necessary to qualify each Israeli Option intended by the Company to be taxed as the Israeli equivalent of an Incentive Stock Option or Nonstatutory Option, as the case may be, to be so taxed by the State of Israel.

              4) All applicable foreign currency control requirements of any Israeli governmental entity.

                                 SUMMIT DESIGN, INC.

                          1996 EMPLOYEE STOCK PURCHASE PLAN


     The following constitute the provisions of the 1996 Employee Stock Purchase Plan of Summit Design, Inc.

          1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   DEFINITIONS.

          (a)  "BOARD" shall mean the Board of Directors of the Company.

          (b)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (c)  "COMMON STOCK" shall mean the Common Stock of the Company.

          (d) "COMPANY" shall mean Summit Design, Inc. and any Designated Subsidiary of the Company.

          (e) "COMPENSATION" shall mean all base straight time gross earnings and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

          (f) "DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "EMPLOYEE" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (h)  "ENROLLMENT DATE" shall mean the first day of each Offering
Period.

          (i)  "EXERCISE DATE" shall mean the last day of each Purchase Period.

          (j) "FAIR MARKET VALUE" shall mean, as of any date, the value of Common Stock determined as follows:

               (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable, or;

               (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable, or;

               (3) For the purposes of the Enrollment Date under the first Offering Period under the Plan, the Fair Market Value of the Common Stock shall be the price to public as set forth in the final prospectus included within the Registration Statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock.

               (4) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k) "OFFERING PERIODS" shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The first Offering Period shall be the period commencing with the first Trading Day on or after the date on which the Company's registration statement on Form S-1 is declared effective by the Securities and Exchange Commission and terminating on the last Trading Day on or before October 31, 1998. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (l)  "PLAN" shall mean this Employee Stock Purchase Plan.

          (m) "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (n) "PURCHASE PERIOD" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

          (o) "RESERVES" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (p) "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (q) "TRADING DAY" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

     3.   ELIGIBILITY.

          (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. OFFERING PERIODS. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The first Offering Period shall begin on the effective date of the initial public offering of the Company's Common Stock that is filed with the Securities and Exchange Commission and shall end on the last Trading Day on or before October 31, 1998. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.   PARTICIPATION.

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.   PAYROLL DEDUCTIONS.

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in
Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

     8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     10.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

          (c) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

     12.  STOCK.

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 150,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in
Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     13.  ADMINISTRATION.

          (a) ADMINISTRATIVE BODY. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

          (b) RULE 16b-3 LIMITATIONS. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

     14.  DESIGNATION OF BENEFICIARY.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. REPORTS. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the Reserves, as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

          (c) MERGER OR ASSET SALE. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New

Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     19.  AMENDMENT OR TERMINATION.

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

     23. AUTOMATIC TRANSFER TO LOW PRICE OFFERING PERIOD. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                      EXHIBIT A


                                 SUMMIT DESIGN, INC.

                          1996 EMPLOYEE STOCK PURCHASE PLAN

                                SUBSCRIPTION AGREEMENT



_____ Original Application                        Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.   ____________________________________________________  hereby elects to participate in the Summit Design, Inc. 1996 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 1 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):__________
     _________________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN
     30 DAYS AFTER THE DATE OF ANY DISPOSITION OF MY SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING
     OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON
     STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print)_________________________________________________________
                      (First)         (Middle)               (Last)


_______________________________    ___________________________________________
Relationship

                                   ____________________________________________
                                   (Address)

Employee's Social
Security Number:              ____________________________________________



Employee's Address:           ____________________________________________

                              ____________________________________________

                              ____________________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:_________________________    ____________________________________________
                                   Signature of Employee


                                   ____________________________________________
                                   Spouse's Signature (If beneficiary other
                                                than spouse)

                                      EXHIBIT B


                                 SUMMIT DESIGN, INC.

                          1996 EMPLOYEE STOCK PURCHASE PLAN

                                 NOTICE OF WITHDRAWAL



     The undersigned participant in the Offering Period of the Summit Design, Inc. 1996 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                   Name and Address of Participant:

                                   ________________________________

                                   ________________________________

                                   ________________________________


                                   Signature:


                                   ________________________________


                                   Date:____________________________

                                  DETACH HERE


                                    PROXY

                              SUMMIT DESIGN, INC.

                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Summit Design, Inc. a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 13, 1998, and hereby appoints Larry J. Gerhard and C. Albert Koob, and each of them, proxies, with full power of substitution, to represent the undersigned and to vote as designated on the reverse side, all shares of Common Stock of Summit Design, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Summit Design, Inc. to be held on May 14, 1998 at 2:00 p.m., local time, at the Embassy Suites, 9000 S.W. Washington Square Road, Tigard, Oregon 97223 and at any adjournment thereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE
VOTED FOR EACH OF THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXIES DEEM ADVISABLE.

--------------                                           --------------
| SEE REVERSE |       CONTINUED AND TO BE SIGNED         | SEE REVERSE |
|    SIDE     |            ON REVERSE SIDE               |    SIDE     |
--------------                                           --------------

                               DETACH HERE


/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.


A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS.

1. Proposal to elect Steven P. Erwin as the Class I director to serve for a term of three years.

            FOR             WITHHELD            MARK HERE
            / /               / /              FOR ADDRESS   / /
                                                CHANGE AND
                                                NOTE BELOW

                                                     FOR   AGAINST   ABSTAIN
2.  Proposal to amend Summit Design, Inc.'s          / /     / /       / /
    1994 Stock Plan and to approve the
    material terms of such plan as described in the accompanying Proxy Statement.

                                                     FOR   AGAINST   ABSTAIN
3.  Proposal to amend Summit Design, Inc.'s          / /     / /       / /
    1996 Employee Stock Purchase Plan as
    described in the accompanying Proxy
    Statement.

                                                     FOR   AGAINST   ABSTAIN
4.  Proposed to ratify the appointment of            / /     / /       / /
    Coopers & Lybrand L.L.P. as Summit
    Design Inc.'s independent accountants
    for the fiscal year ending December 31,
    1998.

In their discretion, the Proxies are authorized to vote or otherwise represent the shares on any and all such other business which may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name appears on your stock certificate. If the stock is held by joint tenants or as community property, both should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their titles.

Signature:_____________________________________________ Date:_______________

Signature:_____________________________________________ Date:_______________